Exhibit 99.1

 Galectin TherapeuticsCorporate OverviewFebruary 2025

 2  This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties that could cause actual results to differ materially from those described in the statements.These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, supporting activities, potential partnering opportunities and estimated spending for 2024 and beyond. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, that our trials and supporting CMC information may be impacted by a resurgence of COVID-19 or a similar outbreak of an infectious disease.We may experience delays in our trials, which could include enrollment delays. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change. We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to complete our clinical trials or further develop and/or fund any future studies or trials.To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2023, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.  Forward-Looking Statements

 Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2032  Only company to exclusively focus on treatment for MASH cirrhosis and portal hypertension  Significant efficacy observed in cirrhotic patients without varices  Promising NAVIGATE topline results at 18 month read out, ≥40% reduction in new varices vs placebo in ITT; significantly lower incidence of new varices in per protocol population  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  Investment Highlights  3

 Highly Experienced Leadership Team  4  Over 32 years of public and private company experience including more than a decade of audit, tax and SEC registrant experience with a major accounting firm.  JACK W. CALLICUTT   Chief Financial Officer  Over 28 years of experience working in the pharmaceutical industry in clinical data and trial management with 23 years as statistician.  SETH ZUCKERMANSenior Director, Biostatistics  Over 25 years diverse experience in the pharmaceutical research industry supporting global study operations from site to personnel management.   JESSICA KOPACZEWSKI   Senior Director, Clinical Operations  Highly experienced in pharmaceutical development of novel formulations and medicines with advanced manufacturing techniques and bringing them to approval.  JEFF KATSTRA   VP, CMC / Pharmaceutical Development  Extensive experience in clinical pharmacology, drug metabolism, and pharmacokinetics with various drug formats and across therapeutic areas, leading to 10 different global drug approvals.   EZRA LOWE, Ph.D.   VP, Clinical and Preclinical Pharmacology  Financial executive with over 25 years of management experience in a taxation, restructuring, acquisition, and private equity ventures.  JOEL LEWIS  Chief Executive Officer & President  Have two decades of expereince leading drug development across various stages of clinical trials in the pharmaceutical industry. Led multiple new drug application filings and secured approvals from several regulatory agencies.  KHURRAM JAMIL, M.D.Chief Medical Officer  More than 20 years of domestic and international drug development experience encompassing all aspects of global Regulatory Affairs and Quality Assurance.  SUE THORNTON   VP Regulatory Affairs

 Clinical Program  Development Stage  Drug  Indication  Discovery  Preclinical  Phase 1  Phase 2  Phase 3  Fibrosis  Belapectin  MASH Cirrhosis and Portal Hypertension  Cancer Immunotherapy (Combination therapy)  Belapectin + Keytruda  Melanoma + Head / Neck Cancer  Oral Galectin-3 Inhibitors  Discovery program to identify subcutaneous forms of carbohydrates and oral small molecules  5  Laser-Focused Pipeline

 Galectin 3 is part of the galectin family of sugar-binding proteins that act as a “molecular glue”, it is:  Predominantly produced by activated macrophages   Involved in a wide number of biological and pathological processes  Galectin-3 recruits macrophages to injury sites and promotes chronic inflammation by activating proinflammatory pathways  1. Marino KV, et al. Nat Rev Drug Discov. 2023;22(4):295-316. 2. Henderson NC, et al. Proc Natl Acad Sci U S A. 2006;103(13):5060-5.   Galectin-3 drives many pathophysiological process in fibrotic diseases and cancer  6  Galectin-3 is a Promising Therapeutic Target in   Inflammatory and Fibrotic Diseases1,2   Proliferation  Inflammation  Fibrosis  Apoptosis  Adhesion  Angiogenesis  Metastasis  Tumor Growth  Differentiation  Migration  Galectin-3

 Belapectin: a Proprietary Galectin-3 Inhibitor with   Low Toxicity and Anti-fibrotic Activity   Belapectin is a polysaccharide polymer comprising galacturonic acid, galactose, arabinose, rhamnose and smaller amounts of other sugars  Belapectin Preclinical Data:  In animal models of MASH (streptozotocin High-Fat Diet mice1) and cirrhosis (thioacetamide treated rats2) belapectin was associated with decreased:  Galectin-3 staining and galectin-3 expression in macrophages  NAFLD Activity Scores  Collagen-1 expression  Hepatic collagen deposition  Hepatic fibrosis   Portal pressure  In toxicology studies, including monkeys, belapectin:  Was well-tolerated even at high doses  Accumulated in macrophages with a residence time longer than in plasma  1. Traber PG, et al. PLoS One. 2013;8(12):e83481. 2. Traber PG, et al. PLoS One. 2013; ;8(10):e75361.  7

 MASH Cirrhosis

 MASH Cirrhosis Represents a Significant Market   Opportunity in the U.S. with No FDA-Approved Treatment  Metabolic dysfunction-associated steatohepatitis (MASH), previously known as non-alcoholic steatohepatitis (NASH), is characterized by fat accumulation, inflammation and fibrosis of the liver1  3%-5% of the global population is estimated to be affected by MASH, though the disease is considered to be underdiagnosed2  There are genetic predisposition to MASH, yet certain health conditions put patients at increased risk:3   1. Fatty Liver Foundation. https://www.fattyliverfoundation.org/#gsc.tab=0. .2. Sherif ZA, et al. Dig Dis Sci. 2016;61(5):1214-25. 3. NIDDK. NAFLD and MASH. https://www.niddk.nih.gov/health-information/liver-disease/nafld-nash/symptoms-causes. 4. Datamonitor Healthcare. MASH Disease Analysis. 5. Scientific Registry of Transplant Recipients. OPTN/SRTR 2021 Annual Data Report: Liver. https://srtr.transplant.hrsa.gov/annual_reports/2021/Liver.aspx. 6. Stepanova M, et al. Hepatol Commun. 2022;6(7):1506-1515. 7. Zobair M. Younossi, et al, Prevalence and predictors of cirrhosis and portal hypertension in the United States, American Association for the Study of Liver Disease, DOI: 10.1097/HEP.0000000000001243.  30% of those listed for liver transplant will die waiting1  MASH cirrhosis is expected to become the most frequent reason for a liver transplant6  Prevalence increased >2x in the past decade 4  Addressable market in the U.S.  Being overweight or obese  Having hypertension, high cholesterol or high triglyceride levels  Having type 2 diabetes, insulin resistance or prediabetes  9  ~8.7K  Liver transplantations in the U.S.5   100M   Americans have fatty liver disease (most don’t know it)1  20M   Develop liver fibrosis1  5M   Progress to MASH cirrhosis1  3.3M  MASH cirrhosis and portal hypertension7  Only curative treatment is liver transplant1  ~8.7K  Liver transplantations in the U.S.5

 10  3rd Party Market Opportunity Assessment Suggests1  Potential 35-100% Adoption Rate  Limited current treatment options:  Cirrhotic management focuses on stabilization and delaying progression  Management directed towards comorbidities  Highly favorable perception of belapectin indication, MoA and safety by HCPs   Payers believe in the high unmet need in MASH cirrhosis  Belapectin is a Novel Therapy with First- and   Best-in-Class Potential in MASH Cirrhosis  1. LifeSci Consulting Belapectin Commercial Opportunity Assessment contracted by the Company.   United States Estimates1  A significant unmet need exists for MASH compensated cirrhosis patients with portal hypertension due to disease severity and risk of decompensation  $18B  5M  1.7M  Patients with compensated MASH cirrhosis in 2024   Peak belapectin sales in U.S.   Patients with compensated cirrhosis and portal hypertension with no varices in 2024

 HPVG=hepatic venous pressure gradient.   There are no approved therapies to reverse portal hypertension once it develops in MASH Cirrhosis  When to Intervene in Cirrhosis- before its too late!  11  Compensated   cirrhosis  Decompensated cirrhosis  No Portal Hypertension   Portal Hypertension  Stage 2  Stage 3 and 4  No varices  No varices  Varices, small to large  Varices Bleeding, ascites, encephalopathy  HVPG1 mm Hg   One year mortality 1-3%  One year mortality ~50%  ≥6  >10

 Phase 2b Study of Belapectin in Patients with   MASH Cirrhosis: GT-026 Trial   12  Placebo   n=54  Screen  Belapectin 8 mg/kg/LBM Q2W  n=54  52 Weeks   Belapectin 2 mg/kg/LBM Q2W  n=53  Randomize  (N=162 1:1:1)  Main inclusion criteria  MASH cirrhosis (biopsy)  Portal Hypertension: HVPG ≥ 6 mmHg  No cirrhosis complications  No varices/varices (50:50)  Primary endpoint  Portal pressure (HPVG) change from baseline to Week 54  Secondary endpoints at Week 54  Liver biopsy  Varices (esophago-gastric endoscopy)  Cirrhosis decompensation  HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass. 1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.

 Belapectin Impact on HPVG at One Year1,*  13  HVPG = Hepatic Venous Pressure Gradient; LBM=lean body mass, N.S.=non significant.  *ITT with LOCF, ANCOVA with baseline as covariate and treatment as factors, Bonferroni-Holm.1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  N.S.  N.S.  Baseline  1 yr  Baseline  1 yr  Baseline  1 yr  Baseline  p=0.02  p=0.44  ITT Population  Subjects with no varices at baseline

 Belapectin Reduces Emergence of Varices in Patients with   MASH Cirrhosis1,*   14  Significantly fewer new varices on belapectin vs placebo  No patients on 2 mg/kg/LBM developed new varices  Belapectin demonstrated efficacy on a clinically-meaningful endpoint where no current therapies exist  LBM=lean body mass.  *Chi square  1. Chalasani N, et al. Gastroentrol. 2020;158:1334-45.  p=0.02  p=0.12

 NAVIGATE Trial: Belapectin for Prevention of   Varices in Patients with MASH cirrhosis and Portal Hypertension  15  Placebo   n=119  Screen  Belapectin 2 mg/kg/LBM Q2W  n=119  78 Weeks   Belapectin 4 mg/kg/LBM Q2W  n=119  Randomize  (N=357 1:1:1)  Patient Population  MASH cirrhosis   Diagnosis of Portal Hypertension using Baveno criteria    (via non-invasive markers as per latest guidelines)  EGDs assessed via central review by multiple blinded reviewers.  Originally the NAVIGATE trial was designed as an adaptive Phase 2b/3 trial for 36-month duration. However, based on FDA feedback, the Company made the decision to analyze the stage 1 (18 month) as stand-alone clinical trial.  LBM- Lean body mass; EGD=Esophagogastroduodenoscopy

 NAVIGATE Study: Patient Population and Efficacy Endpoints  16  MASH cirrhosis  No varices on EGD  CTP Scores <7  Portal hypertension:  Thrombocytopenia or at least  AST/ALT > 1  Spleen ≥ 14 cm   Collaterals by imaging   Stiffness ≥ 20 kPa  Development of new varices (composite strategy) in ITT population-  Number of subjects with varices  Subject with intercurrent events (ICE*)  Subject with missing EGDs and no ICE  Pre-defined per protocol population-  Development of new varices per protocol  Hepatic decompensation events  All-cause mortality  Proportion of patients with large varices or red wales  Varices requiring treatment  MELD ≥ 15   Liver transplant  Non-invasive biomarkers  ALT=alanine aminotransferase ; AST=aspartate transaminase; CTP=Child-Turcotte-Pugh; MELD=model for end-stage liver disease.  *Intercurrent events include; Liver related clinical events, any AE leading to discontinuation, TIPS; ≥12-month use of GLP-1 or NSBB  Key inclusion criteria  Primary endpoint  Secondary endpoint

 NAVIGATE Trial: Baseline demographics   © 2014 Galectin Therapeutics | NASDAQ: GALT  Baseline Demographics and Clinical Characteristics (N=355)     Placebo (N = 118)  2mg/kg LBM (N = 119)  4mg/kg LBM (N = 118)     Mean (Standard Deviation)  Mean (Standard Deviation)  Mean (Standard Deviation)  Age (years)  60.4 (8.50)  60.6 (8.82)  59.0 (9.14)  Gender (female), n  72 (61.0)  75 (63.0)  83 (70.3)  Ethnicity (Hispanic), n  34 (28.8)  39 (32.8)  33 (28.0)  Race (white), n  104 (88.1)  107 (89.9)  111 (94.1)  Weight (kg)  94.2 (21.68)  98.1 (24.30)  94.6 (20.95)  BMI (Kg/m2)  33.82 (6.467)  34.88 (6.683)  34.53 (6.223)  Hypertension  89 (75.4)  89 (74.8)  82 (69.5)  Type 2 Diabetes  80 (67.8)  79 (66.4)  79 (66.9)  HbA1C %  6.4 (1.27)  6.3 (1.13)  6.4 (1.09)  Alanine Aminotransferase (ALT), U/L  46.3 (29.92)  38.9 (26.88)  39.7 (20.22)  Aspartate Aminotransferase (AST), U/L  46.7 (23.52)  41.8 (24.40)  43.6 (21.90)  Platelets (per µL)  130.1 (39.66)  127.6 (48.39)  136.4 (53.62)  Liver Stiffness Measurement (kPa)  24.22 (12.179)  24.63 (13.548)  25.67 (13.196)  Spleen (cm)  13.79 (2.750)  13.97 (2.602)  13.87 (2.436)  MELD Score  7.6 (1.65)  7.9 (2.46)  7.5 (1.55)  Child Pugh Score   5.1 (0.29)  5.1 (0.31)    5.0 (0.18)  Statins (n)  49 (41.5)  55 (46.2)  47 (39.8)  GLP-1 agonist (n)  24 (20.3)  26 (21.8)  27 (22.9)  17

 NAVIGATE 18-Month Primary Analyses Result – ITT Population  © 2014 Galectin Therapeutics | NASDAQ: GALT  ITT: Intent to Treat -All randomized subjects  Primary end point composite strategy i.e. new varices and or intercurrent events or drop out  ICEs (intercurrent events) include; Liver related clinical events, AE leading to discontinuation, TIPS; ≥12-month use of GLP-1 or NSBB   Overall Target Significance level – 2-sided p value of 0.05; p: 0.048, using CMH test, stratified by Type 2 diabetes status at randomization.  p 0.139  p 0.552  n = 118   n = 119   n = 118   18

 Belapectin 2 mg Led to 49% Reduction in Incidence of New Varices  © 2014 Galectin Therapeutics | NASDAQ: GALT  NAVIGATE 18-month Primary Analyses Result; Per protocol population n= 287  N = 97  N = 98  N = 95  Per Protocol: All ITT subjects who completed 18 months of treatment and an end of treatment (EOT) EDG  Overall Target Significance level – 2-sided p value of 0.05; using CMH test, stratified by Type 2 diabetes status at randomization.  n = 94   n =97   n = 96   p=0.04  p=0.13  19

 Incidence of New Varices was Significantly Lower in Patients in the U.S.   © 2014 Galectin Therapeutics | NASDAQ: GALT  n=13/62  n=4/60  n=8/64  n=8/32  n=7/37  n=5/ 32  p=0.02  p=0.54  p=0.35  NAVIGATE 18-month; Per protocol population (n=287)  p=0.2  20

 Use of GLP-1 and Statin was Higher in Patients in the U.S.  21     Treatment Group        Placebo  Belapectin 2mg/kg LBM  Belapectin 4mg/kg LBM  Total  U.S.     (N=62)  (N=60)  (N=64)  (N=186)  Concomitant Use of GLP-1 n (%)  28 (45.2%)  22 (36.7%)  18 (28.1%)  68 (36.6%)  Concomitant Use of NSBBs n (%)  5 (7.9%)  3 (5.0%)  3 (4.6%)  11 (5.9%)  Concomitant Use of Statins n (%)  34 (54.8%)  31 (51.7%)  26 (40.6%)  93 (48.9%)  Concomitant Use of ACE Inhibitors n (%)  15 (23.8%)  17 (28.3%)  18 (27.7%)  50 (26.6%)  EX-U.S.     (N=32)  (N=37)  (N=32)  (N=101)  Concomitant Use of GLP-1 n (%)  5 (15.6%)  8 (21.6%)  12 (37.5%)  25 (24.5%)  Concomitant Use of NSBBs n (%)  2 (6.3%)  2 (5.4%)  3 (9.4%)  7 (6.9%)  Concomitant Use of Statins n (%)  8 (25.0%)  14 (37.8%)  16 (50%)  38 (37.6%)  Concomitant Use of ACE Inhibitors n (%)  4 (12.5%)  12 (32.4%)  11 (34.4%)  28 (27.5%)     Concomitant medication Use U.S. vs Ex- U.S.- Per Protocol  21

 22  Numerically Fewer Subjects Showed Worsening in Liver Stiffness Measure- LSM (kPa)  © 2014 Galectin Therapeutics | NASDAQ: GALT  Belapectin  Placebo  (N = 92)  2mg/kg LBM  (N = 93)  4mg/kg LBM  (N = 92)  Baseline LSM Value (kPA)           Mean (SD)  23.3 (11.1)  22.9 (10.6)  24.4 (11.8)  Median  22.4  21.5  23.4  W78/EOT LSM Value (kPa)  Mean (SD)  22.5 (13.6)  21.2 (12.9)  22.8 (13.8)  Change from Baseline in W78/EOT LSM Value (kPa)  Mean (SD)  -0.8 (11.8)  -1.7 (9.7)  -1.5 (12.6)  % Change from Baseline in W78/EOT LSM Value (kPa) *  Mean %  9.9  -4.3  9.3  * Percentage change calculated for each individual subject  Categorical changes; baseline to 18 month. Per-Protocol (n = 277)

 Fewer Subjects Progressed to High-Risk ELF Category  © 2014 Galectin Therapeutics | NASDAQ: GALT  ELF Enhanced Liver Fibrosis Score- combined for HA, PIIINP and TIMP-1  ELF: Risk of disease progression. < 9.8 Low risk, ≥11.3 mid risk, highest risk ≥13   Belapectin  Placebo  2mg/kg LBM  4mg/kg LBM  Baseline ELF Value           N  87  93  95  Mean  10.68  10.55  10.58  SD  1.1621  0.9608  1.0433  Baseline to 18 months Per-Protocol (n=275)  23

 Lack of Dose Response at Higher Doses of Belapectin in GT-026 were also observed in NAVIGATE trial  Based on findings from preclinical and clinical trials to date, Belapectin likely demonstrates target-mediated drug disposition (TMDD)  Once Galectin-3 binding sites within macrophages are saturated, additional drug molecules do not enhance efficacy  Higher doses may exceed the macrophage-specific uptake mechanisms, resulting in altered drug distribution and clearance  Higher drug concentrations have been associated with reduced efficacy, as observed in the GT-026 cohort, where subjects receiving 8 mg/kg (with higher AUC) exhibited lower pharmacodynamic (PD) effects.  Similar PK profile shown by monoclonal antibodies and interferon among other agents.  2 mg/kg dose demonstrated consistent and most optimum efficacy response  Similar PK-PD effects were observed across the GT-026 trial and the NAVIGATE 18-month results  24  Chalasani et al. Gastroenterology 2020; 158: 1334-1345  Pharmacokinetic-Pharmacodynamic (PK-PD)

 Summary of safety results  Similar proportion of subjects discontinued the study treatment in each arm due to Adverse Events: 7 (5.9%) in the Placebo arm, 6 (5.0%) in the Belapectin 2 mg/Kg arm and 9 (7.5%) in the Belapectin 4 mg/Kg arm.  Similar proportion of subjects discontinued the study due to Adverse Events: 7 (5.9%) in the Pbo, 5 (4.2%) in 2 mg/Kg arm and 8 (6.7%) in the Belapectin 4 mg  One subject in each arm discontinued the study due to death  No Adjudicated Drug-Induced Liver Injury (DILI) Events.  Similar proportion of subjects reported Treatment-Emergent Adverse Events TEAEs across 3 cohorts: 112 (94.9%) in Pbo, 116 (97.5%) in 2 mg and 116 (96.7%) in 4 mg  Similar proportion of subjects reported Treatment-Emergent Serious Adverse Events (TESAEs) across 3 cohorts: 23 (19.5%) in Pbo, 27 (22.7%) 2 mg and 25 (20.8%) 4 mg  25

 Assessment of Results  Belapectin 2 mg reduced varices incidence by 43.2% compared to placebo in the overall population; results were not statistically significant (ITT).  In the per-protocol population (18-month treatment + end-of-treatment EGD), the reduction was 48.9%.  Initial sample size assumed 52.5% lower varices incidence with Belapectin vs. placebo.  Per-protocol population (18-month treatment + EGD) parallels evaluable biopsy results in MASH trials.  Non-diabetic subjects showed better responses, aligning with trends in MASH interventions (Belapectin 2 mg: 11.1% vs. placebo: 29.4%, n=70).  Following reasons likely contributed to missing statistical significance;  Fewer recorded varices than expected; mid-study sample size re-estimation based on composite endpoint, not varices.  Shorter treatment duration; primary analysis at 18 months instead of 36 months.  Higher dropout rate (18.3% observed vs. 10% expected), mostly during COVID and first 4 months.  These risks were accepted, leading to unblinding at 18 months instead of completing the 36-month trial.  26  *Power of a trial roughly equates to the probability of seeing a statistically significant result - all else being equal

 Key Takeaways and Next Steps   2 mg dose demonstrated a meaningful reduction in the development of new esophageal varices in patients with MASH cirrhosis and portal hypertension validating the findings observed in GT-026 trial.  Non-invasive markers provide supportive evidence showing a lower incidence of disease progression 36-month categorical changes in the 2 mg group compared to placebo in LSM and ELF data.  Belapectin exhibits a clean and favorable safety profile; low rate of discontinuation due to AEs, no drug related SAEs.  Analyses for 18-month data ongoing; 36-month data from available patients; biomarker data expected by end of first quarter.   Prevention of varices in this high-unmet-need population is a recognized clinical need, and we believe an acceptable regulatory endpoint; FDA accepted central EGD reading.  The distinct MOA of belapectin as Galectin 3 inhibitor positions it as a favorable and complementary candidate for combination therapy in MASH cirrhosis.  Exploring partnership opportunities  . Chalasani N, et al. Gastroentrol. 2020;158:1334-45  27

 Cancer Immunotherapy Program (Belapectin + checkpoint inhibitor)

 29  Higher Galectin-3 Tumor Levels are Associated   with Metastatic Melanoma Progression  **p<0.01, ***p<0.001.  CR=complete response; HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma; PD=progressive disease; PR=partial response; SD=stable disease.  1. Greisen SR, et al. J Immunother Cancer. 2024;12(10):e009952.  Number of patients with or without progressive disease in hi/lo Galectin-3 expression in metastatic melanoma  number of patients  p=0.3  progression free  Time to progression

 Increased progression-free survival in patients with higher trough level of pembrolizum1,*  30  Reduced PD-1 Clearance Correlates with Better   Survival in Patients with MM and HNSCC  Serum trough levels of pembrolizumab in patients with disease control or progressive disease1  Increased trough levels of belapectin and pembrolizumab correlated with better clinical outcome including progression free survival in patients with MM and HNSCC  *Patients were grouped based on the trough levels of pembrolizumab at day 43: Q1Q2 (below population mean) and Q3Q4 (above population mean).  **p<0.01, ***p<0.001.  CR=complete response; HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma; PD=progressive disease; PR=partial response; SD=stable disease.  1. Curti B. J Immunother Cancer. 2021;9:e002371.

 Phase 1 (Investigator-Initiated) of belapectin + pembrolizumab (Keytruda®)  Belapectin in Combination with Pembrolizumab Showed   Clinical Efficacy and Safety in Phase 11  31  Objective response observed in 50% of MM (7/14) and 33% of HNSCC (2/6) patients   Extension in more advanced patients showed stable disease in 56% MM (5/9) and 40% in HNSCC (2/5)  Combination treatment was well tolerated with no dose-limiting toxicity observed  Fewer immune adverse events than expected  Increased baseline expression of Gal3+ tumor cells, periphery PD-1+CD8+ T cells and reduced clearance of pembrolizumab correlated with clinical response  IND filed and approval to proceed received from FDA (Head and Neck cancer)  HNSCC=head and neck squamous cell carcinoma; MM=metastatic melanoma.  1. Curti B. J Immunother Cancer. 2021;9:e002371.  Objective response to belapectin+pembrolizumab therapy at Day 85

 Belapectin is a novel, potent, galectin-3 inhibitor with Fast Track Designation  Low toxicity as a carbohydrate-based molecule which is degraded by natural processes   Patent protection through 2032  Only company to exclusively focus on treatment for MASH Cirrhosis and Portal Hypertension  Consistent and promising results for prevention of varices in 2 mg dose across GT-026 and NAVIGATE trials   Biomarker data and longer-term outcomes data (36-month data) from available patients expected by end of Q1 2025  Encouraging clinical response in difficult-to-treat cancers in combination with checkpoint inhibitor  IND filed and approval to proceed received from FDA (Head & Neck cancer)  Developing galectin-based therapeutics to improve the lives of patients with chronic liver diseases and cancer  Focused Pipeline  MASH Cirrhosis  Oncology (Combination Therapy)  Investment Highlights  32

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